UNITED STATE
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 28, 2016

                         THE PULSE BEVERAGE CORPORATION
                        -------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                 000-53586                   36-4691531
     -----------------       -------------------       -----------------------
      (State or other       (Commission File No.)         (IRS Employer
       jurisdiction                                       Identification No.)
     of incorporation)
                              11678 N. Huron Street
                              Northglenn, CO 80234
                      -----------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (720) 382-5476

                                       N/A
                ------------------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry Into a Material Definitive Agreement

      On December 28, 2016, Pacific Bottleworks Company purchased the rights, for a cash payment of $181,000, to manufacture and distribute the Company's Natural Cabana lemonade and Natural Cabana limeade products in Canada.


Item 2.01   Completion of Acquisition or Disposition of Assets

      See Item 1.01 of this report.





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                                         SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 4, 2017
                                   THE PULSE BEVERAGE CORPORATION


                                   By: /s/ Robert E. Yates
                                       -----------------------------------
                                       Robert E. Yates, Chief Executive Officer